UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously announced in its Current Report on Form 8-K filed on December 26, 2017, on December 22, 2017, Hubbell Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Meter Readings Holding Group, LLC (“Aclara”), Hubbell Power Systems, Inc., a wholly owned subsidiary of the Company, Yellow Merger Sub, Inc., an indirect wholly owned subsidiary of the Company (“Merger Sub”), Sun Meter Readings, LP, as representative for Aclara’s members and optionholders, and, for the limited purposes set forth therein, the Company, pursuant to which the Company agreed to acquire Aclara. The acquisition will be structured as a reverse triangular merger in which Merger Sub will merge with and into Aclara in accordance with Delaware law (the “Merger”, and the date on which the Merger is consummated, the “Merger Closing Date”), with Aclara surviving the Merger as a wholly owned indirect subsidiary of the Company.

ITEM 1.01	Entry into a Material Definitive Agreement.

On January 10, 2018, the Company entered into the First Amendment, dated as of January 10, 2018 (the “Amendment Agreement”), to that certain Credit Agreement, dated as of December 16, 2015 (as amended from time to time prior to the date hereof, the “Existing Credit Agreement”), made by and among the Company, Hubbell Power Holdings S.à r.l., a private limited liability company incorporated under the laws of the Grand Duchy of Luxembourg, and Harvey Hubbell Holdings S.à r.l., a private limited liability company incorporated under the laws of the Grand Duchy of Luxembourg, each lender from time to time party thereto, each issuing bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

The Amendment Agreement amends the Existing Credit Agreement to, among other things, (i) increase the maximum ratio of total indebtedness to total capitalization permitted thereunder as of the last day of each fiscal quarter from 55% to 65%, commencing with the first fiscal quarter-end date occurring on or after the Merger Closing Date, and (ii) provide that, subject to consummation of the Merger in accordance with the Merger Agreement and the satisfaction of certain other customary conditions, the Company may borrow up to $225 million of revolving loans thereunder on the Merger Closing Date for the purpose of financing the Merger, repaying certain existing indebtedness of Aclara and its subsidiaries, and paying fees, costs and expenses in connection with the foregoing.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Amendment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment, dated as of January 10, 2018, by and among Hubbell Incorporated, Hubbell Power Holdings S.à r.l., and Harvey Hubbell Holdings S.à r.l, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements concerning certain plans, expectations, goals, projections, and statements about the benefits of the proposed acquisition, the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not strictly historic in nature. In addition, all statements regarding anticipated growth or improvement in operating results, anticipated market conditions, and economic recovery are forward-looking. These statements may be identified by the use of forward-looking words or phrases such as “target”, “believe”, “continues”, “improved”, “leading”, “improving”, “continuing growth”, “continued”, “ranging”, “contributing”, “primarily”, “plan”, “expect”, “anticipated”, “expected”, “expectations”, “should result”, “uncertain”, “goals”, “projected”, “on track”, “likely”, “intend” and others. Such forward-looking statements are based on the Company’s current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: achieving sales levels to fulfill revenue expectations; unexpected costs or charges, certain of which may be outside the control of the Company; expected benefits of productivity improvements and cost reduction actions; pension expense; effects of unfavorable foreign currency exchange rates; price and material costs; general economic and business conditions; the impact of and the ability to complete strategic acquisitions and integrate acquired companies; the ability to effectively develop and introduce new products, expand into new markets and deploy capital; the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; diversion of management’s attention from ongoing business operations and opportunities; the Company’s ability to complete the acquisition and integration of Aclara successfully; litigation relating to the transaction; the impact of recently enacted U.S. tax legislation; and other factors described in our Securities and Exchange Commission filings, including the “Business”, “Risk Factors”, and “Quantitative and Qualitative Disclosures about Market Risk” Sections in the Annual Report on Form 10-K for the year ended December 31, 2016.

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment, dated as of January 10, 2018, by and among Hubbell Incorporated, Hubbell Power Holdings S.à r.l., and Harvey Hubbell Holdings S.à r.l, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

	By:	/s/ William R. Sperry
Name: William R. Sperry
Date: January 11, 2018		Title: Senior Vice President and Chief Financial Officer